EXHIBIT 99.3


                      IN THE UNITED STATES BANKRUPTCY COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

In re:                                     :   Chapter 11
                                           :
FN ESTATE, INC., ET AL.,                   :   Case No. 03-23143 (TMT)
                                           :   (Jointly Administered)
              Debtors.                     :
                                           :

================================================================================
        DISCLOSURE STATEMENT FOR HOLDERS OF EQUITY INTERESTS TO ACCOMPANY
                JOINT PLAN OF LIQUIDATION DATED DECEMBER 30, 2004
================================================================================


                                           SCHNADER HARRISON SEGAL & LEWIS LLP
                                           Nicholas J. LePore, III, Esquire
                                           1600 Market Street, Suite 3600
                                           Philadelphia, Pennsylvania 19103
                                           (215) 751-2286
                                           (215) 751-2205 (fax)
                                           nlepore@schnader.com

                                           COUNSEL TO DEBTORS AND
                                           DEBTORS-IN-POSSESSION

                                IMPORTANT NOTICE
                                ----------------

         THIS DISCLOSURE STATEMENT AND ITS RELATED DOCUMENTS ARE THE ONLY DOCUMENTS AUTHORIZED BY THE BANKRUPTCY COURT TO BE USED IN CONNECTION WITH THE SOLICITATION OF VOTES TO ACCEPT THE PLAN. NO REPRESENTATIONS HAVE BEEN AUTHORIZED BY THE BANKRUPTCY COURT CONCERNING THE DEBTORS, THEIR BUSINESS OPERATIONS OR THE VALUE OF THEIR ASSETS, EXCEPT AS EXPLICITLY SET FORTH IN THIS DISCLOSURE STATEMENT.

         PLEASE REFER TO THE PLAN (OR, WHERE INDICATED, CERTAIN MOTIONS FILED WITH THE BANKRUPTCY COURT) FOR DEFINITIONS OF THE CAPITALIZED TERMS USED IN THIS DISCLOSURE STATEMENT.

         THE DEBTORS RESERVE THE RIGHT TO FILE AN AMENDED PLAN AND DISCLOSURE STATEMENT FROM TIME TO TIME. THE DEBTORS URGE YOU TO READ THIS DISCLOSURE STATEMENT CAREFULLY FOR A DISCUSSION OF VOTING INSTRUCTIONS, RECOVERY INFORMATION, CLASSIFICATION OF CLAIMS, THE HISTORY OF THE DEBTORS AND THESE CHAPTER 11 CASES AND A SUMMARY AND ANALYSIS OF THE PLAN.

         THE PLAN AND THIS DISCLOSURE STATEMENT HAVE NOT BEEN REQUIRED TO BE PREPARED IN ACCORDANCE WITH FEDERAL OR STATE SECURITIES LAWS OR OTHER APPLICABLE NONBANKRUPTCY LAW. THIS DISCLOSURE STATEMENT HAS NOT YET BEEN APPROVED BY THE BANKRUPTCY COURT AS CONTAINING "ADEQUATE INFORMATION"; HOWEVER, SUCH APPROVAL DOES NOT CONSTITUTE ENDORSEMENT OF THE PLAN OR DISCLOSURE STATEMENT BY THE BANKRUPTCY COURT AND NONE OF THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR SIMILAR PUBLIC, GOVERNMENTAL OR REGULATORY AUTHORITY HAS APPROVED THIS DISCLOSURE STATEMENT, THE PLAN OR THE SECURITIES AFFECTED UNDER THE PLAN, OR HAS PASSED ON THE ACCURACY OR ADEQUACY OF THE STATEMENTS IN THIS DISCLOSURE STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PERSONS TRADING IN OR OTHERWISE PURCHASING, SELLING OR TRANSFERRING SECURITIES OF THE DEBTORS SHOULD EVALUATE THE PLAN IN LIGHT OF THE PURPOSES FOR WHICH IT WAS PREPARED.

         THIS DISCLOSURE STATEMENT CONTAINS ONLY A SUMMARY OF THE PLAN. THIS DISCLOSURE STATEMENT IS NOT INTENDED TO REPLACE THE CAREFUL AND DETAILED REVIEW AND ANALYSIS OF THE PLAN, IT IS ONLY INTENDED TO AID AND SUPPLEMENT SUCH REVIEW. THIS DISCLOSURE STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PLAN, AND THE EXHIBITS ATTACHED THERETO AND HERETO AND THE AGREEMENTS AND DOCUMENTS DESCRIBED THEREIN AND HEREIN. IF THERE IS A CONFLICT BETWEEN THE PLAN AND THIS DISCLOSURE STATEMENT, THE PROVISIONS OF THE PLAN WILL GOVERN. YOU ARE ENCOURAGED TO REVIEW THE FULL TEXT OF THE PLAN AND TO READ CAREFULLY THE ENTIRE DISCLOSURE STATEMENT, INCLUDING ALL EXHIBITS, BEFORE DECIDING HOW TO VOTE WITH RESPECT TO THE PLAN.

         EXCEPT AS OTHERWISE INDICATED, THE STATEMENTS IN THIS DISCLOSURE STATEMENT ARE MADE AS OF DECEMBER 30, 2004, AND THE DELIVERY OF THIS DISCLOSURE STATEMENT WILL NOT, UNDER ANY CIRCUMSTANCES, IMPLY THAT THE INFORMATION CONTAINED IN THIS DISCLOSURE STATEMENT IS CORRECT AT ANY TIME AFTER DECEMBER 30, 2004. ANY ESTIMATES OF CLAIMS OR INTERESTS IN THIS DISCLOSURE STATEMENT MAY VARY FROM THE FINAL AMOUNTS OF CLAIMS OR INTERESTS ALLOWED BY THE BANKRUPTCY COURT. IN ADDITION, THE TREATMENT OF CREDITORS UNDER THE PLAN DESCRIBED HEREIN IS SUBJECT TO CHANGE AS SUCH TREATMENT CONTINUES TO BE NEGOTIATED.

         YOU SHOULD NOT CONSTRUE THIS DISCLOSURE STATEMENT AS PROVIDING ANY LEGAL, BUSINESS, FINANCIAL OR TAX ADVICE. YOU SHOULD, THEREFORE, CONSULT WITH YOUR OWN LEGAL, BUSINESS, FINANCIAL AND TAX ADVISORS AS TO ANY SUCH MATTERS IN CONNECTION WITH THE PLAN, THE SOLICITATION OF VOTES ON THE PLAN AND THE TRANSACTIONS CONTEMPLATED BY THE PLAN.

         AS TO CONTESTED MATTERS, ADVERSARY PROCEEDINGS AND OTHER ACTIONS OR THREATENED ACTIONS, THIS DISCLOSURE STATEMENT IS NOT, AND IS IN NO EVENT TO BE CONSTRUED AS, AN ADMISSION OR STIPULATION AS TO ANY FACT OR ALLEGATION.

I.       OVERVIEW OF THE EQUITY HOLDER DISCLOSURE STATEMENT

         FN Estate, Inc., f/k/a Fastnet Corporation ("FN" or the "Debtor"), the above-captioned parent debtor and debtor-in-possession, and its subsidiary debtors-in-possession (collectively, the "Debtors") which are being jointly administered in this case prepared this Disclosure Statement for Holders of Equity Interests in the Debtors (the "Equity Holder Disclosure Statement") to accompany and in connection with the solicitation by the Debtors and the Official Committee of Unsecured Creditors (the "Creditors' Committee") of the Joint Plan of Liquidation dated December 30, 2004 (the "Plan"), filed in the Debtors' reorganization proceedings (the "Chapter 11 Cases") under chapter 11 of title 11, United States Code (the "Bankruptcy Code"), pending in the United States Bankruptcy Court for the Eastern District of Pennsylvania (the "Bankruptcy Court"). After notice and hearing, and upon order of the Bankruptcy Court entered January [__], 2005, the Bankruptcy Court approved this Equity Holder Disclosure Statement.

         Because Persons holding Equity Interests in the Debtors will not retain or receive anything under the Plan, this Equity Holder Disclosure Statement, provides only a summary of the Plan's treatment of Class 4 Equity Interests as opposed to the treatment of all Claim and Interest holders, to summarize the treatment of such interests under the Plan. A copy of the Plan is not attached hereto, but is incorporated herein by reference. A copy of the Disclosure Statement circulated to Claim holders (the "Claim Holder Disclosure Statement") and a copy of the Plan are available upon request made to the Debtors' counsel at the address set forth below. Please contact the Debtors' counsel with any questions relating to the Plan.

                                DEBTORS
                    BY MAIL OR OVERNIGHT DELIVERY:

         SCHNADER HARRISON SEGAL & LEWIS LLP
         Attention: Nicholas J. LePore, III, Esquire
         1600 Market Street, Suite 3600
         Philadelphia, Pennsylvania 19103
         (215) 751-2286 (phone)


         You should read this Equity Holder Disclosure Statement and the Plan in their entirety. No statements or information concerning the Debtors, their subsidiaries or affiliates or any other entity described in this Equity Holder Disclosure Statement or the Plan, particularly, but not limited to, the Debtors' future business operations, profits, financial condition, assets or liabilities are authorized by the Debtors other than as set forth in this Equity Holder Disclosure Statement or the Claim Holder Disclosure Statement.

         The financial information set forth in this Equity Holder Disclosure Statement has not been audited by independent certified public accountants. For that reason, and as a result of the complexity of the financial affairs of the Debtors (and their subsidiaries and/or affiliates, to the extent applicable), the Debtors are not able to represent and warrant that the information set forth in this Equity Holder Disclosure Statement is without any inaccuracy. To the extent possible, however, the information has been prepared from the Debtors' financial books and records, and every effort has been made to ensure that all information in this Equity Holder Disclosure Statement has been fairly presented.

II.      SUMMARY AND OVERVIEW OF THE PLAN

         The following table briefly summarizes the classifications and treatment of Claims and Equity Interests under the Plan.

---------- -------------------- ----------------------------------- --------------- --------------- ---------
CLASS       TYPE OF CLAIM OR                TREATMENT                 ESTIMATED       IMPAIRMENT     VOTING
-----        EQUITY INTEREST                ---------                 RECOVERY        ----------     ------
             ---------------                                          --------

---------- -------------------- ----------------------------------- --------------- --------------- ---------
   N/A     Administrative       Paid in full in Cash on the later        100%            N/A           No
           Claims (other than   of (i) the Effective Date of the
           those set forth      Plan or (ii) the date on which
           separately below)    such Administrative Claim is
                                Allowed.
---------- -------------------- ----------------------------------- --------------- --------------- ---------
   N/A     United States        Paid on a quarterly basis as             100%            N/A           No
           Trustee Fees         required by statute until the
                                Chapter 11 Cases are closed.
---------- -------------------- ----------------------------------- --------------- --------------- ---------
   N/A     Priority Tax Claims  Paid in full in Cash on the later        100%            N/A           No
                                of (i) the Effective Date of the
                                Plan or (ii) the date on which
                                such Priority Tax Claim is
                                Allowed.
---------- -------------------- ----------------------------------- --------------- --------------- ---------
CLASS      Priority Non-Tax     Paid in full in Cash on the later        100%         Unimpaired       No
  1               Claims        of (i) the Effective Date of the
                                Plan or (ii) the date on which
                                such Priority Non-Tax Claim
                                is Allowed.
---------- -------------------- ----------------------------------- --------------- --------------- ---------
CLASS      General Unsecured    The holders of Allowed General          10-12%         Impaired       Yes
  2              Claims         Unsecured Claims shall receive
                                their Pro Rata Share of all
                                remaining Cash after payment
                                in full of all Allowed Claims in
                                Sections 2.1, 2.2, 2.3, 2.4, and
                                4.1 of the Plan, and all Post-
                                Confirmation Expenses, through
                                multiple distributions, the
                                first of which shall be made on
                                the Effective Date or as
                                soon thereafter as is practicable.
---------- -------------------- ----------------------------------- --------------- --------------- ---------
CLASS      Daslic Claim         The Allowed Class 3 Daslic Claim          0%           Impaired        No
  3                             will receive no distribution
                                under the Plan.
---------- -------------------- ----------------------------------- --------------- --------------- ---------
CLASS      Equity Interests     Allowed Class 4 Equity Interests          0%           Impaired        No
  4                             will receive no distribution
                                under the Plan.
---------- -------------------- ----------------------------------- --------------- --------------- ---------


                                                   -4-

         A summary of the classification and treatment of Equity Interests under the Plan is set forth below.

                  Class 4: Equity Interests
                  -------------------------

         All Equity Interests issued by the Debtors shall survive Confirmation. However, each holder of an Equity Interest shall neither receive nor retain any property or interest in Estate Property on account of such Equity Interest. Equity Interest holders are enjoined from taking actions detrimental to the liquidation of the Debtors Estates, taking actions contrary to the terms of the Plan, and taking actions that would impede the implementation of the provisions of the Plan in any way. Those holding Equity Interests are also enjoined from transferring such Equity Interests. In accordance with Section 6.6, all Equity Interests will be cancelled after the Plan has been fully implemented and the Administrative Agent files the appropriate articles of dissolution. On or before the dissolution of the Debtors' corporate existence, the Debtors will file with the United States Securities and Exchange Commission a Form 15 for the purpose of terminating the registration of any of its publicly traded securities.

         Class 4 is impaired under the Plan and shall receive nothing under the Plan. The holders of Class 4 Equity Interests are deemed to reject the Plan. Consequently, holders of Class 4 Equity Interests are not entitled to vote to accept or reject the Plan.

III.     CANCELLATION OF EXISTING SECURITIES AND AGREEMENTS

         All Equity Interests issued by the Debtors shall survive Confirmation. However, each holder of an Equity Interest shall neither receive nor retain any property or interest in Estate Property on account of such Equity Interest. Equity Interest holders are enjoined from taking actions detrimental to the liquidation of the Debtors Estates, taking actions contrary to the terms of the Plan, and taking actions that would impede the implementation of the provisions of the Plan in any way. Those holding Equity Interests are also enjoined from transferring such Equity Interests. In accordance with Section 6.6 of the Plan, all Equity Interests will be cancelled after the Plan has been fully implemented and the Administrative Agent files the appropriate articles of dissolution.

IV.      DISCHARGE OF CLAIMS AND DEBTS AND TERMINATION OF EQUITY INTERESTS

         Except as otherwise specifically provided herein or in the Confirmation Order, the rights afforded in the Plan and the payments and distributions to be made thereunder shall discharge all existing debts and Claims, and terminate all Equity Interests of any kind, nature or description whatsoever against or in the Debtors or any of their assets or properties to the fullest extent permitted by section 1141 of the Bankruptcy Code. Except as otherwise provided in the Plan or in the Confirmation Order, upon the Effective Date, all existing Claims against the Debtors and Equity Interests in the Debtors, shall be, and shall be deemed to be, discharged and terminated, and all holders of Claims and Equity Interests shall be precluded and enjoined from asserting against the Debtors, or any of their assets or properties, any other or further Claim or Equity Interest based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date, whether or not such holder has filed a proof of Claim or proof of Equity Interest.

V.       RELEASES

         In consideration of the efforts expended and to be expended by the Debtors, the Creditors' Committee and the Administrative Agent, and former officers and directors (other than those subject to potential Causes of Action as described in the Plan) in conjunction with their operational and financial restructuring during the Chapter 11 Cases, on the Effective Date, the Debtors will automatically release and will be deemed to release any and all Claims (including any Claims arising out of any alleged fiduciary or other duty) that it has or may have against the Administrative Agent and its professionals, the Creditors' Committee and its professionals, the Debtors' professionals, and any of the Debtors' officers and directors (other than those subject to potential Causes of Action as described in the Plan) who held such positions after the Commencement Date in their capacities as such, arising or based upon any actions, conduct or omissions occurring after the Commencement Date and prior to the Effective Date, excluding willful misconduct and gross negligence (the "Release Parties"). The Confirmation Order shall constitute an order approving the compromise, settlement and release of any and all such claims pursuant to
Section 1123(b)(3)(A) of the Bankruptcy Code. To the full extent permitted by applicable Law, each holder of a Claim (whether or not Allowed) against or Equity Interest in the Debtors shall be enjoined from commencing or continuing any action, employment of process or act to collect, offset or recover and shall be deemed to release any Claim against the Release Parties for actions occurring prior to the Effective Date, excluding, however, willful misconduct and gross negligence.

VI.      EXCULPATION

         Neither the Debtors, the Creditors' Committee, the Administrative Agent, nor any of their respective members, officers, directors, employees, advisors, professionals or agents, (collectively, "Exculpation Parties") shall have or incur any liability to any holder of a Claim or Equity Interest for any act or omission in connection with, related to, or arising out of the Chapter 11 Cases, negotiations regarding or concerning the Plan, the pursuit of confirmation of the Plan, the consummation of the Plan, or the administration of the Plan or the property to be distributed under the Plan, except for willful misconduct or gross negligence, and, in all respects, the Exculpation Parties shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan.

Dated: December 30, 2004

                                    Respectfully submitted,


                                    FN ESTATE, INC.

                                    By: /s/ R. Barry Borden
                                        ----------------------------------------
                                    Name: R. Barry Borden
                                          --------------------------------------
                                    Title: President
                                           -------------------------------------

                                    NETAXS CORPORATION

                                    By: /s/ R. Barry Borden
                                        ----------------------------------------
                                    Name: R. Barry Borden
                                          --------------------------------------
                                    Title: President
                                           -------------------------------------

                                    SUPERNET, INC.

                                    By: /s/ R. Barry Borden
                                        ----------------------------------------
                                    Name: R. Barry Borden
                                          --------------------------------------
                                    Title: President
                                           -------------------------------------

                                    NETREACH, INC.

                                    By: /s/ R. Barry Borden
                                        ----------------------------------------
                                    Name: R. Barry Borden
                                          --------------------------------------
                                    Title: President
                                           -------------------------------------

                                    FASTNET ACQUISITION, INC.

                                    By: /s/ R. Barry Borden
                                        ----------------------------------------
                                    Name: R. Barry Borden
                                          --------------------------------------
                                    Title: President
                                           -------------------------------------

                                    FASTNET ACQUISITION CORP.

                                    By: /s/ R. Barry Borden
                                        ----------------------------------------
                                    Name: R. Barry Borden
                                          --------------------------------------
                                    Title: President
                                           -------------------------------------


                                    /s/ Nicholas J. LePore III
                                    --------------------------------------------
                                    Nicholas J. LePore III, Esquire
                                    SCHNADER HARRISON SEGAL & LEWIS LLP
                                    1600 Market Street, Suite 3600
                                    Philadelphia, Pennsylvania 19103
                                    (215) 751-2286
                                    (215) 751-2205 (fax)
                                    nlepore@schnader.com

                                    COUNSEL TO DEBTORS AND DEBTORS-IN-POSSESSION